UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2016

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation or Organization)

1-16525	11-2621692
(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Dr. Central Islip, New York 11722
(Address of Principal Executive Offices, Including Zip Code)

(631) 981-7081
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 14, 2016, CVD Equipment Corporation issued a press release reporting on its results of operations for the quarter ending September 30, 2016.  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d)
Exhibit No.	Description
99.1	Press release dated November 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVD EQUIPMENT CORPORATION

Date: November 17, 2016	/s/ Leonard A. Rosenbaum
Name: Leonard A. Rosenbaum
Title: Chief Executive Officer, President and Chairman (Principal Executive Officer)